UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION


       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (Amendment No. )


Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)
    (2))
[X] Definitive Information Statement


                                  The KP Funds
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it is determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     (3)  Filing Party:
          ______________________________________________________________________

     (4)  Date Filed:
          ______________________________________________________________________

                                  THE KP FUNDS

                            KP SMALL CAP EQUITY FUND

        IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION
                                   STATEMENT

                   THE INFORMATION STATEMENT IS AVAILABLE AT
                        HTTP://WWW.KP-FUNDS.COM/DOWNLOAD

June 11, 2015

As a shareholder of the KP Small Cap Equity Fund (the "Fund"), a series of The KP Funds (the "Trust"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of Aristotle Capital Boston, LLC ("Aristotle Boston") and PENN Capital Management Company, Inc. ("PENN Capital") as sub-advisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at a meeting held on February 9, 2015, the Board of Trustees of the Trust (the "Board") approved
(1) an investment sub-advisory agreement between Callan Associates Inc. ("Callan"), the investment adviser to the Fund, and Aristotle Boston, pursuant to which Aristotle Boston serves as investment sub-adviser to the Fund; and (2) an investment sub-advisory agreement between Callan and PENN Capital, pursuant to which PENN Capital serves as investment sub-adviser to the Fund. The appointment of Aristotle Boston and PENN Capital became effective on March 31, 2015 when each began managing assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits Callan to enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires Callan to furnish shareholders with information about the sub-advisers and the sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about Aristotle Boston, PENN Capital and each new sub-advisory agreement.

The Information Statement will be available on the website until at least September 16, 2015. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-457-3637 or by mail at: The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 until September 16, 2015. If you do not request a paper copy or PDF of the Information Statement via email by this date, you will not otherwise receive a paper or email copy. The Fund's most recent annual report and semiannual reports are available upon request, without charge, by contacting your financial intermediary, writing to the Fund c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 or calling 1-855-457-3637.

                                  THE KP FUNDS

                            KP SMALL CAP EQUITY FUND

                             INFORMATION STATEMENT

                                  JUNE 11, 2015

This information statement (the "Information Statement") is being made available to the shareholders of the KP Small Cap Equity Fund (the "Fund"), a series of The KP Funds (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board") of (1) an investment sub-advisory agreement between Callan Associates Inc. ("Callan"), the investment adviser to the Fund, and Aristotle Capital Boston, LLC ("Aristotle Boston"), pursuant to which Aristotle Boston serves as investment sub-adviser to the Fund (the "Aristotle Boston Sub-Advisory Agreement"); and
(2) an investment sub-advisory agreement between Callan and PENN Capital Management Company, Inc. ("PENN Capital" and, together with Aristotle Boston, the "Sub-Advisers"), pursuant to which PENN Capital serves as investment sub-adviser to the Fund (the "PENN Capital Sub-Advisory Agreement" and, together with the Aristotle Boston Sub-Advisory Agreement, the "New Sub-Advisory Agreements").

The U.S. Securities and Exchange Commission (the "SEC") has issued an exemptive order that permits Callan to enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires Callan to furnish shareholders with information about Aristotle Boston, PENN Capital and the New Sub-Advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Callan is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Callan by the SEC on October 21, 2013 (the "Exemptive Order"), Callan employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The Exemptive Order exempts Callan and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Callan, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its Board meeting held on February 9, 2015 (the "Meeting"), the Board approved (1) the appointment of Aristotle Boston as an investment sub-adviser to the Fund and the Aristotle Boston Sub-Advisory Agreement; and (2) the appointment of PENN Capital as investment sub-adviser to the Fund and the PENN Capital Sub-Advisory Agreement. The appointment of Aristotle Boston and PENN Capital became effective on March 31, 2015 when each began managing assets of the Fund. Before the appointment of Aristotle Boston and PENN Capital, the Fund had four investment sub-advisers who managed active strategies for the Fund ("active management sub-advisers"), with 80% of the Fund's assets under management equally divided among these active management sub-advisers. Additionally, 20% of the Fund's assets under management were passively managed by a different sub-adviser. With the appointment of Aristotle Boston and PENN Capital as additional active management sub-advisers, 80% of the Fund's assets under management are still equally weighted among active management sub-advisers, with each of the six active management sub-advisers, including both Aristotle Boston and PENN Capital, managing 13.33% of the Fund's assets under management. The remaining 20% of the Fund's assets under management will continue to be passively managed. Callan may reallocate the Fund's assets among the sub-advisers in its discretion.

Callan requested that the Board appoint Aristotle Boston and PENN Capital as sub-advisers because Callan believes that their investment strategies will further diversify the Fund's holdings by providing additional exposure to small cap and micro cap core securities. Callan believes that this additional diversification has the potential to result in a better risk/return profile for the Fund.

The appointment of Aristotle Boston and PENN Capital as sub-advisers to the Fund is not expected to result in an increase to the Fund's expenses because the sub-advisory fee rates set forth in the New Sub-Advisory Agreements are no higher than the sub-advisory fee rates set forth in the other active management sub-advisers' sub-advisory agreements. If Callan determines to hire new sub-advisers or reallocate the Fund's assets in the future, the Fund's expenses may increase.

THE BOARD'S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

At the Meeting, the Board, including a majority of the trustees who are not parties to either Sub-Advisory Agreement nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to either Sub-Advisory Agreement (the "Independent Trustees"), voting separately, unanimously approved the New Sub-Advisory Agreements. When considering the approval of the New Sub-Advisory Agreements, the Board reviewed materials furnished by Callan and the Sub-Advisers and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision.
 In considering whether to approve the Sub-Advisory Agreements, the Board considered and discussed information and analysis provided by Callan and the Sub-Advisers. Callan also explained the specific reasons for its recommendation to hire each Sub-Adviser, which are described above.

In preparation for the Meeting, the Board requested and received written materials from each Sub-Adviser and Callan that addressed, among other things:
(i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) past investment performance and (iii) the costs of the services to be provided by the Sub-Advisers, as discussed in further detail below.

In addition, at the Meeting, Callan and each Sub-Adviser presented additional information to the Board to help the Board evaluate the quality and costs of each Sub-Adviser's proposed investment sub-advisory services. Among other things, each Sub-Adviser's representatives provided an overview of the Sub-Adviser, including its history, ownership structure, assets under management, investment management team and experience, investment philosophy, and approach to risk management. Each Sub-Adviser's representatives also discussed the investment strategy and process that it would use in managing the Fund's assets allocated to it, describing the Sub-Adviser's approach to and criteria for security selection.

     NATURE, EXTENT, AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided to the Fund by each Sub-Adviser, the Board reviewed the portfolio management services to be provided by each Sub-Adviser. Among other things, the Board considered the quality of each Sub-Adviser's portfolio management personnel. Each Sub-Adviser's registration form ("Form ADV") was provided to the Board, as was the response of each Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by each Sub-Adviser, such as selecting broker-dealers for executing portfolio transactions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by each Sub-Adviser.

     INVESTMENT PERFORMANCE

At the Meeting, the Board reviewed the performance of accounts managed by Aristotle Boston's portfolio managers that have similar strategies as these portfolio managers would use in managing the Fund's assets allocated to Aristotle Boston. At the Meeting, the Board reviewed the performance of accounts managed by PENN Capital that have similar strategies as PENN Capital would use in managing the Fund's assets allocated to it. The Board, using written materials provided prior to the Meeting, considered the performance as compared to the Sub-Advisers' benchmark indices for various trailing periods.

Following evaluation, the Board concluded, within the context of its full deliberations, that the historical investment performance of each Sub-Adviser and its investment management personnel, considering both recent and any long-term performance, supported approval of the proposed New Sub-Advisory Agreements.

     COSTS OF SUB-ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by the Fund to each Sub-Adviser were reasonable, the Trustees reviewed the proposed fees to be paid by the Fund to each Sub-Adviser. The Trustees also reviewed reports illustrating the expected total expenses of the Fund and the sub-advisory fees to be paid by the Fund with respect to each New Sub-Advisory Agreement and noted that the Fund's total expenses were not expected to change in connection with the appointment of the Sub-Advisers relative to the Fund's current expenses. The Trustees further reviewed comparisons of Aristotle Boston's and PENN Capital's proposed sub-advisory fees relative to other managers using similar investment strategies. The Board concluded that the sub-advisory fees to be paid to each Sub-Adviser were the result of arm's length negotiations and appeared reasonable in light of the services to be rendered. Because the Sub-Advisers are new to the Fund and had not managed Fund assets, it was not possible for the Board to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow.

     CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of each New Sub-Advisory Agreement at the Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of each New Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by each Sub-Adviser to the Fund and that the appointment of each Sub-Adviser and the approval of each New Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders. Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of the Sub-Advisers as sub-advisers to the Fund, and (b) the New Sub-Advisory Agreements.

In evaluating the background and conclusions discussed above, shareholders should consider:

     o In reaching its determination regarding the approval of the New Sub-Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information it believed relevant in the exercise of its reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

     o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included as exhibits to this Information Statement. The terms of the New Sub-Advisory Agreements are the same in all material respects unless otherwise noted below.

Set forth below is a summary of all material terms of the New Sub-Advisory Agreements. Although the summary below is qualified in its entirety by reference to the Aristotle Boston Sub-Advisory Agreement included as Exhibit A and the PENN Capital Sub-Advisory Agreement included as Exhibit B, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

Each Sub-Adviser is responsible for providing the following investment advisory services to the Fund under its New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Callan; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser;
(v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing Callan or the Board with periodic reports concerning the obligations the Sub-Adviser has assumed under its New Sub-Advisory Agreement as Callan or the Board may reasonably request. All services provided by a Sub-Adviser under its New Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Callan and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o    INDEMNIFICATION

Each Sub-Adviser has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by the Sub-Adviser of its New Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its New Sub-Advisory Agreement; (ii) any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (a) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (b) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended; (iii) any untrue statement or alleged untrue statement of a material fact applicable to the Sub-Adviser contained in any of the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "Disclosure Documents"), or the omission or alleged omission from a Disclosure Document of a material fact applicable to the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties under the New Sub-Advisory Agreement; provided, however, that nothing shall be deemed to protect any Indemnified Party (with respect to Aristotle Boston who is a Trustee or officer of the Trust) against any ability to which such Indemnified Party would otherwise be subject under the New Sub-Advisory Agreement or by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust, or with respect to PENN Capital, violation of applicable law.

     o    MAINTENANCE OF BOOKS AND RECORDS

Under each New Sub-Advisory Agreement, the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by such Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Callan or the Fund's other service providers) relating to its responsibilities under the New Sub-Advisory

Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    REPORTING OBLIGATION

Each Sub-Adviser has an obligation to provide the Trust's Chief Compliance Officer and Callan with quarterly compliance reports. Each Sub-Adviser also has an obligation to notify the Trust's Chief Compliance Officer and Callan as soon as reasonably practicable upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Callan's policies, guidelines or procedures that directly relate to management of the portion of the Fund's assets allocated to it by Callan or to the sub-advisory services provided by the Sub-Adviser to the Fund. Each Sub-Adviser shall notify Callan as soon as possible of (i) any significant changes in its investment strategy, asset allocation or other matters affecting its management of the Fund's assets; or (ii) any changes to the senior investment management personnel primarily responsible for the investment or servicing of the Fund's assets which include portfolio managers and relationship managers.

     o    DURATION AND TERMINATION

Each New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act, or (b) the vote of a majority of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of its Board or (ii) with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund, (b) by Callan at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the applicable Sub-Adviser, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Callan.

     o    GOVERNING LAW

Each New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT CALLAN

Callan Associates Inc., located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Callan dated December 18, 2013. As of January 31, 2015, Callan had approximately $ 8.99 billion in assets under management. As investment adviser, Callan manages the Fund pursuant to a manager-of-managers structure, whereby Callan has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. For these services, the Fund pays Callan an annual fee of 0.05% of its average daily net assets.

During the most recent fiscal year ended December 31, 2014, the Fund paid Callan advisory fees in the amount of $1,763,745. Callan did not waive any advisory fees during the most recent fiscal year ended December 31, 2014.

INFORMATION ABOUT ARISTOTLE BOSTON

Aristotle Capital Boston, LLC, a Delaware limited liability company located at 125 Summer Street, Suite 1220, Boston, MA 02110, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Aristotle Boston is owned by its employees and companies associated with Richard Hollander, the Chairman of its Board, and Howard Gleicher, managing partner of Aristotle Capital Management, LLC, an affiliated company. As of January 31, 2015, Aristotle Boston had approximately $1.3 billion in assets under management.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of Aristotle Boston.

--------------------------------------------------------------------------------
         NAME                      TITLE             PRINCIPAL BUSINESS ADDRESS
--------------------------------------------------------------------------------
David Michael Adams          Managing Director       125 Summer Street
                                                     Suite 1220
                                                     Boston, MA 0211
--------------------------------------------------------------------------------
John McPherson               Managing Director       125 Summer Street
                                                     Suite 1220
                                                     Boston, MA 0211
--------------------------------------------------------------------------------
Richard Harlan Scweitzer     Senior Partner          11100 Santa Monica Blvd.
                                                     Suite 1700
                                                     Los Angeles, CA 90025
--------------------------------------------------------------------------------
Gary Wayne Lisenbe           Senior Partner          11100 Santa Monica Blvd.
                                                     Suite 1700
                                                     Los Angeles, CA 90025
--------------------------------------------------------------------------------

Aristotle Boston currently does not advise any other mutual fund with a similar investment objective as the Fund.

INFORMATION ABOUT PENN CAPITAL

PENN Capital Management Company, Inc., a Delaware corporation located at Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, Pennsylvania 19112, is an investment adviser registered under the Advisers Act. Founded in 1987, PENN Capital is 100% employee owned. As of January 31, 2015, PENN Capital had approximately $7.3 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer and director of PENN Capital. The principal business address of each principal executive officer and member of PENN Capital is Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, Pennsylvania 19112.

--------------------------------------------------------------------------------
       NAME                                        TITLE
--------------------------------------------------------------------------------
Richard Hocker                 CIO and CEO
--------------------------------------------------------------------------------
Marcia Hocker                  President
--------------------------------------------------------------------------------
Eric Green                     Director of Research and Senior Portfolio Manager
--------------------------------------------------------------------------------
Scott Schumacher               Senior Portfolio Manager
--------------------------------------------------------------------------------
Christian Noyes                Director of Marketing and Client Service
--------------------------------------------------------------------------------
Jerry McBride                  CFO and COO
--------------------------------------------------------------------------------

Richard Hocker and Marcia Hocker each own, of record or beneficially, 10% or more of PENN Capital's outstanding voting securities.

PENN Capital currently does not advise any other mutual fund with a similar investment objective as the Fund.

ADDITIONAL INFORMATION

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley

Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended December 31, 2015, the Fund paid administration fees in the amount of $116,394.

                              PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund's most recently completed fiscal year ended December 31, 2015, the Fund did not pay any commissions to any affiliated brokers.

                         BENEFICIAL OWNERSHIP OF SHARES

As of May 31, 2015, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                             NUMBER OF SHARES         PERCENT
------------------------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                                  45,571,073.20            5.4%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                                  66,742,476.07            7.9%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
KP Retirement Path 2030  Fund                                 78,276,130.29            9.3%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
KP Retirement Path 2035  Fund                                 97,338,197.58           11.5%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
KP Retirement Path 2040  Fund                                 91,241,688.22           10.8%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
KP Retirement Path 2045  Fund                                 60,594,853.45            7.2%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------
Vanguard Fiduciary Trust Company FBO 401(K) Clients           361,604,064.37          42.8%
Service Administrator
Investment Administration - Institutional Investor Group
P.O.  Box  1101,  MS  L20
Valley Forge, PA 19482-1101
------------------------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated December 31, 2014, which covers the period from January 10, 2014 (commencement of operations) to December 31, 2014, shareholders of the Fund may call 1-855-457-3637 or write to the Fund at: The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19546.

                     SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-457-3637 or forward a written request to The KP Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to
(1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                 EXHIBIT INDEX

(A) Investment Sub-Advisory Agreement between Callan Associates Inc. and Aristotle Capital Boston, LLC, relating to the KP Small Cap Equity Fund

(B) Investment Sub-Advisory Agreement between Callan Associates Inc. and PENN Capital Management Company, Inc., relating to the KP Small Cap Equity Fund

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of    ,
2015 by and between Callan Associates Inc., a California corporation with its principal place of business at 600 Montgomery Street, Suite 800, San Francisco, CA 94111-2710 (the "Adviser"), and Aristotle Capital Boston, LLC a Delaware limited liability company with its principal place of business at 125 Summer Street, Suite 1220, Boston, MA 02110 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE KP FUNDS (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of December 18, 2013 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1. THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund and any investment guidelines established and modified from time to time by the Adviser and communicated in writing to the Sub-Adviser. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and to any investment guidelines established by the Adviser as referred to above and provided to the Sub-Adviser in writing. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. With respect to the Fund Assets as defined in Section 1(a) herein, the Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing. The Adviser acknowledges that the Sub-Adviser's responsibilities are limited to those related to the management of the Assets, and that the Sub-Adviser is not responsible for compliance, qualification or other matters related to those portions of the Fund which are not subject to this Agreement.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide the Adviser with a copy of its written proxy voting policies and procedures and as such may be amended from time to time. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Adviser and the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

          Unless and until otherwise directed by the Adviser or the Board the Sub-Adviser shall be responsible for voting the Fund's proxies and exercising all other applicable rights of the Fund as a security holder in connection with corporate actions or other transactions relating to the Fund's portfolio holdings. The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request and shall be delivered to the Trust in a form requested by the Adviser, which may include an electronic format, upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time to review any current or proposed investment guidelines for the Fund and to consult with the Adviser with respect to the Fund's investment matters.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH OR SIGNIFICANT CHANGES / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser as soon as reasonably practicable upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures that directly relate to management of Fund Assets or to the sub-advisory services provided by the Sub-Adviser to the Fund hereunder. The Sub-Adviser shall notify the Adviser as soon as possible of (i) any significant changes in its investment strategy, asset allocation or other matters affecting its management of the Fund's assets; or (ii) any changes to the senior investment management personnel primarily responsible for the investment or servicing of the Fund's assets which include portfolio managers and relationship managers. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, subject to the other provisions of this paragraph, the Sub-Adviser is directed at all times to seek for a Fund the best execution available under the circumstances, taking into account factors such as price, size of order and type of transaction, difficulty of execution, scope and quality of brokerage services provided and the financial responsibility and operations of the broker. It is expected that the Sub-Adviser will seek competitive commission rates generally although it is understood that the Sub-Adviser will not necessarily pay the lowest commission rate available on each transaction. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers if the Sub-Adviser determines, in good faith, that such amount of commissions is reasonable in relation to the value of such brokerage or research services provided in terms of a particular Fund transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. This practice is subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the portions of the following documents that pertain to the Sub-Adviser and the services provided by the Sub-Adviser hereunder: the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents"). The Sub-Adviser represents and warrants that such portions of the Disclosure Documents relating to the Sub-Adviser contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading,

          (d) USE OF THE NAMES "KP" AND "CALLAN." The Sub-Adviser has the right to use the names "KP" and "Callan" in connection with its services to the Trust and the Trust and the Adviser have the right to use the name "Aristotle" in connection with the management and operation of a Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Aristotle."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. SUB-ADVISER'S COMPENSATION. The Adviser shall cause the Fund to pay the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          9. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          10. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          12. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          13. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents that are applicable or relate to the Sub-Adviser and the services provided by the Sub-Adviser hereunder.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or
(ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact applicable to the Sub-Adviser contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact applicable to the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or nonperformance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          14. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          15. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          16. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20. NOTICES. All notices hereunder shall be given in writing (and shall be deemed to have been duly given) by delivery in person, by facsimile or by electronic means (with corresponding personal, facsimile or electronic receipt of such delivery), or by registered or certified mail (with return receipt requested), or by reputable overnight delivery service (with evidence of receipt to the parties), at the address of each as set forth below (or at such other address, number or electronic address for a party as shall be specified by like notice):

If to the Sub-Adviser, to:

Aristotle Capital Boston, LLC
Address: 125 Summer Street, Suite 1220, Boston, MA 02110
Attention: Legal Department

If to the Adviser, to:

Callan Associates Inc.
1660 Wynkoop Street, Suite 950
Denver, CO 80202
Attention: Michael T. Bell, Vice President, Trust Advisory Group
Facsimile: 303.832.8230
Email: bell@callan.com
Telephone: 303.226.6201

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CALLAN ASSOCIATES INC.

By:
Name:
Title:

ARISTOTLE CAPITAL BOSTON, LLC

By:
Name:
Title:

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                        DATED ____________, 2015 BETWEEN
                             CALLAN ASSOCIATES INC.
                                      AND
                         ARISTOTLE CAPITAL BOSTON, LLC

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective portion of the Fund (or "Assets" as defined in this Agreement) as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

[Redacted]

                                   EXHIBIT B

                             SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of ________, 2015 by and between Callan Associates Inc., a California corporation with its principal place of business at 600 Montgomery Street, Suite 800, San Francisco, CA 94111-2710 (the "Adviser"), and Penn Capital Management Company, Inc., a Delaware corporation with its principal place of business at Three Crescent Drive, Suite 400, Philadelphia, PA 19112 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE KP FUNDS (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of December 18, 2013 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

          1. THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund and any investment guidelines established and modified from time to time by the Adviser and communicated in writing to the Sub-Adviser. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and to any investment guidelines established by the Adviser as referred to above and provided to the Sub-Adviser in writing. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets. The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. With respect to the Fund Assets as defined in Section 1(a) herein, the Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Assets to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing. The Adviser acknowledges that the Sub-Adviser's responsibilities are limited to those related to the management of the Assets, and that the Sub-Adviser is not responsible for compliance, qualification or other matters related to (1) those portions of Assets or portfolio transactions of Assets that the Adviser may from time to time direct the Sub-Adviser referenced in
Section 1(a); and (2) those portions of the Fund which are not Assets and as such are not subject to this Agreement.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide the Adviser with a copy of the Sub-Adviser's written proxy voting policies and procedures, and as such proxy voting policies and procedures may be amended from time to time. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Adviser and the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time upon written notice.

          Unless and until otherwise directed by the Adviser or the Board the Sub-Adviser shall be responsible for voting proxies relating to the securities that comprise the Assets and exercising all other applicable rights of the Fund as a security holder in connection with corporate actions or other transactions relating to the Assets. The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the Fund's portfolio which comprise the Assets (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting proxies relating to the Assets. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon reasonable request and shall be delivered to the Trust in a form requested by the Adviser, which may include an electronic format, upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings relating to the Assets, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security comprising the Assets may not reflect fair value. The Sub-Adviser agrees to provide upon reasonable request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any of the Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time to review any current or proposed investment guidelines for the Fund and to consult with the Adviser with respect to the Fund's investment matters. The Sub-Adviser shall have no responsibility or obligation to initiate or independently determine to participate in any class action on behalf of the Fund or the Trust.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH OR SIGNIFICANT CHANGES / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser as soon as reasonably practicable upon detection of (i) any material failure to manage any Assets in accordance with the Fund's investment objectives and policies, any investment guidelines established by the Adviser as provided by Section 1(a) herein, or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures that directly relate to management of the Assets or to the sub-advisory services provided by the Sub-Adviser to the Fund hereunder. The Sub-Adviser shall notify the Adviser as soon as possible of (i) any significant changes in its investment strategy, asset allocation or other matters affecting its management of the Assets; or (ii) any changes to the senior investment management personnel primarily responsible for the investment or servicing of the Assets, which include portfolio managers and relationship managers. In addition, the Sub-Adviser shall provide, with respect to the Assets, a quarterly report regarding compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event
(i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board, or regulatory body, involving the Fund (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant), or the material non-compliance by the Sub-Adviser with federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its accounts, books and other records maintained and preserved by it as required hereunder and premises (including the availability of the Sub-Adviser's employees for interviews) for reasonable periodic compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel. In this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information or information unrelated to the services provided to the Fund, or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Assets required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, subject to the other provisions of this paragraph, the Sub-Adviser is directed at all times to seek for a Fund the best execution available under the circumstances, taking into account factors such as price, size of order and type of transaction, difficulty of execution, the nature of the market for the security, the timing of the transaction taking into account market prices and trends, the scope and quality of brokerage services provided, and the reputation, experience and financial stability of the broker or dealer involved, and the quality of services rendered by the broker or dealer in other transactions. It is expected that the Sub-Adviser will seek competitive commission rates generally although it is understood that the Sub-Adviser will not necessarily pay the lowest commission rate available on each transaction. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers if the Sub-Adviser determines, in good faith, that such amount of commissions is reasonable in relation to the value of such brokerage or research services provided in terms of a particular Fund transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. This practice is subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to the Trust or a registered investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, and assist the Adviser in the preparation of the portions of the following documents that pertain to the Sub-Adviser and the services provided by the Sub-Adviser hereunder: the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents"). The Sub-Adviser represents and warrants that such portions of the Disclosure Documents as reviewed and approved (such approval to be given in writing, which shall include email) by the Sub-Adviser contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-Adviser agrees to respond to any request for approval of Disclosure Documents on a prompt and timely basis.

          (d) USE OF THE NAMES "KP" AND "CALLAN." The Sub-Adviser has the right to use the names "KP" and "Callan" in connection with its services to the Trust and the Trust and the Adviser have the right to use the names "PENN" and/or "PENN Capital Management" in connection with the management and operation of a Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the names "PENN" and/or "PENN Capital Management."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. SUB-ADVISER'S COMPENSATION. The Adviser shall cause the Fund to pay the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the Assets, as defined in Section 1(a) herein as that portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          9. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          10. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          12. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          13. LIABILITY AND INDEMNIFICATION.

          (a) The Sub-Adviser's duties shall be confined to those expressly set forth herein, with respect to the Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder related to or resulting from market movement. Upon Sub-Adviser's approval of the Disclosure Documents pursuant to Section 7(c), the Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents that are applicable or relate to the Sub-Adviser and the services provided by the Sub-Adviser hereunder.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided in writing to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure, with respect to the Assets, to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact applicable to the Sub-Adviser that the Sub-Adviser has reviewed and approved pursuant to Section 7(c) contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact applicable to the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties hereunder. Nothing herein shall be deemed to protect any Indemnified Party against any liability or expense to which such Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust or violation of applicable law.

          14. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          15. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          16. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change of greater than five percent (5%) in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20. NOTICES. All notices hereunder shall be given in writing (and shall be deemed to have been duly given) by delivery in person, by facsimile or by electronic means (with corresponding personal, facsimile or electronic receipt of such delivery), or by registered or certified mail (with return receipt requested), or by reputable overnight delivery service (with evidence of receipt to the parties), at the address of each as set forth below (or at such other address, number or electronic address for a party as shall be specified by like notice):

If to the Sub-Adviser, to:

PENN Capital Management, Inc.
Address: 3 Crescent Drive, Philadelphia, PA 19341
Attention: Christian M. Noyes
           Senior Managing Partner
           Email: cnoyes@penncapital.com
           Telephone: 215-302-1501

If to the Adviser, to:

Callan Associates Inc.
1660 Wynkoop Street, Suite 950
Denver, CO 80202
Attention: Michael T. Bell, Vice President, Trust Advisory Group
Facsimile: 303.832.8230
Email: bell@callan.com
Telephone: 303.226.6201

N WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CALLAN ASSOCIATES INC.

By:
Name:
Title:

PENN CAPITAL MANAGEMENT COMPANY, INC.

By:
Name:
Title:

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                        DATED ___________, 2015 BETWEEN
                             CALLAN ASSOCIATES INC.
                                      AND
                     PENN CAPITAL MANAGEMENT COMPANY, INC.

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective portion of the Fund (or "Assets" as defined in this Agreement) as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

[Redacted]